EXHIBIT 10.13

                              ASSIGNMENT AGREEMENT

THIS AGREEMENT is made on the 9th day of February, 2000.

B E T W E E N:

               netalone.com (BVI) Limited., a corporation incorporated under the laws of the British Virgin Islands whose registered address is Akara Building, 24 De Castro Street, Wickhams Cay I, Road Town, Tortola, the British Virgin Islands (the "Assignor")

               - and -

               Rich Income International Limited, a corporation incorporated under the laws of the British Virgin Islands with its principal office located at 68th Floor, The Center, 99 Queen's Road Central, Central, Hong Kong SAR (the "Assignee")

               - and -

               POPstar Communications, Inc., a corporation incorporated under the laws of the State of Nevada, the United States of America, with its principal offices located at 107 East Third Avenue, Vancouver, British Columbia, Canada ("POPstar")

               - and -

               TGI Technologies Ltd., a corporation incorporated under the laws of the province of British Columbia, Canada, with its principal offices located at 107 East Third Avenue, Vancouver, British Columbia, Canada ("TGI")

               - and -

               POPstar Global Communications Inc., a corporation incorporated under the laws of the British Virgins Islands with its principal offices located at P.O. Box 3443, KPMG Centre, Tortola, British Virgin Islands ("POPstar-BVI")

               - and -

               Kemayan E.C. Hybrid Ltd., a corporation incorporated under the laws of the British Virgin Islands, with its principal offices located at 10th Floor, Menara Kemayan, 160 Jalan Ampang, 50450 Kuala Lumpur, Malaysia ("KECH")

               - and -

               Trustee of the Thompson Chu Family Trust, who is presently Philip Pang Lin Choi of 2702-6 Lucky Commercial Building, 103-9 Des
               Voeux Road West, Hong Kong SAR (the "First Substantial Shareholder")

               - and -

               Trustee of the John McDermott Family Trust, who is presently Philip Pang Lin Choi of 2702-6 Lucky Commercial Building, 103-9 Des Voeux Road West, Hong Kong SAR (the "Second Substantial Shareholder")

               (the First  Substantial  Shareholder  and the Second  Substantial
               Shareholder  being  herein   collectively   referred  to  as  the
               "Substantial Shareholders")


RECITALS:

A. The Assignor has entered into a share subscription agreement with POPstar dated the 2nd day of February, 2000 (the "Share Subscription Agreement");

B. The Assignor, POPstar, POPstar-BVI and TGI entered into a set off agreement dated the 2nd day of February, 2000 (the "Set Off Agreement");

C. The Assignor, POPstar, KECH, and the Substantial Shareholders entered into a nominee directors agreement dated the 2nd day of February, 2000 (the "Nominee Directors Agreement");

D. The Assignor wishes to assign all its rights, title, interests and obligations under each of the Share Subscription Agreement, the Set Off Agreement and the Nominee Directors Agreement to the Assignee; and

E. Each of the other parties to the Share Subscription Agreement, the Set Off Agreement and the Nominee Directors Agreement hereby consents and acknowledges the Assignor's transfer of its rights, title, interests and obligations to the Assignee.


     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of One ($1.00) Dollar of lawful money of the United States of America



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

now paid by the Assignee to the Assignor and in consideration of the mutual covenants and agreements hereinafter contained, the parties covenant and agree with one another as follows:

1. The Assignor hereby irrevocably transfers and assigns to the Assignee, all of the rights, title, interests and obligations of the Assignor under each of the Subscription Agreement, the Set Off Agreement and the Nominee Directors Agreement (collectively the "Purchase Agreements"). The Assignee hereby acknowledges and agrees to such assignment and to assume the rights, title, interests and obligations of the Assignor under the Purchase Agreements and to be bound by the terms of each.

2.

     (a) POPstar hereby acknowledges and consents to the assignment in respect of the Share Subscription Agreement;

     (b) POPstar, POPstar-BVI and TGI each hereby acknowledge and consent to the assignment pursuant to in respect of the Set Off Agreement; and

     (c) POPstar, KECH, the First Substantial Shareholder and the Second Substantial Shareholder each hereby acknowledge and consent to the assignment in respect of the Nominee Directors Agreement;

     in accordance with the provisions of this agreement and the assumption by the Assignee of all rights, title, interests and obligations of the Assignor under the Purchase Agreements.

3. The Assignee and the Assignor covenant and agree, if required, to sign such further and other documents and do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this agreement.

4. The Assignor hereby directs POPstar and POPstar hereby acknowledges that any and all notices and other communications, to be made now and in the future, in accordance with Section 7.5 of the Share Subscription Agreement, shall be delivered and made to the Assignee effective as of the date of this Agreement at:

     Name:              Rich Income International Limited

     Address:           68th Floor,
                        The Center
                        99 Queen's Road Central
                        Central
                        Hong Kong SAR

     Telephone No.:     (852) 2330-0336
     Facsimile No.:     (852) 2296-6886

5. The parties acknowledge and agree that in the event of any conflict between the terms of this agreement and the terms of the Purchase Agreements, the terms of this agreement shall prevail. The parties confirm that, other than the amendments set out in this agreement, each of the Purchase Agreements remain in full force and effect.

6. This agreement shall be governed by and construed in accordance with the laws of the State of Nevada, the United States of America, without regard to any provisions thereof relating to conflicts of laws principles thereof.

7. This assignment shall inure to the benefit and be binding upon the parties hereto and their respective heirs, executors, administrators and assigns.

8. This agreement may be executed in any number of counterparts (including by facsimile), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.


     IN WITNESS WHEREOF the parties have duly executed this agreement this 9th day of February, 2000.

NETALONE.COM (BVI) LTD.


By: /s/ Esmond Li
    ---------------------------------

    Director
    ---------------------------------
    Title


RICH INCOME INTERNATIONAL LIMITED


By: /s/ Esmond Li
    ---------------------------------

    Director
    ---------------------------------
    Title


POPSTAR COMMUNICATIONS, INC.


By: /s/ John McDermott
    ---------------------------------

    John McDermott
    ---------------------------------
    Title President

TGI TECHNOLOGIES LTD.


By:  /s/ Thompson Chu
    ---------------------------------

    Thompson Chu
    ---------------------------------
    Title Chairman


POPSTAR GLOBAL COMMUNICATIONS INC.


By:  /s/ Thompson Chu
    ---------------------------------

    Thompson Chu
    ---------------------------------
    Title Director


KEMAYAN E.C. HYBRID LTD.


By:  /s/ Yong Kiat Rickie Tang
    ---------------------------------

    YONG KIAT RICKIE TANG
    ---------------------------------
    Title Director


PHILIP PANG LIN CHOI in his capacity as
trustee of the Thompson Chu Family Trust


By:  /s/ [illegible]
    ---------------------------------

    ---------------------------------
    Title


PHILIP PANG LIN CHOI in his capacity as
trustee of the John McDermott Family Trust


By:  /s/ [illegible]
    ---------------------------------

    ---------------------------------
    Title






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